EXHIBIT 32.2
SECTION 1350 CERTIFICATION (PRINCIPAL FINANCIAL OFFICER)
In connection with the Annual Report of Lam Research Corporation (the “Company”) on Form 10-K for the fiscal period ending June 26, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin B. Anstice, Vice President, Finance, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 17, 2005

/s/ Martin B. Anstice Martin B. Anstice
Vice President, Finance,
Chief Financial Officer and
Chief Accounting Officer